UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

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☒ Soliciting Material under § 240.14a-12

ELECTRAMECCANICA VEHICLES CORP.

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On August 15, 2023, ElectraMeccanica Vehicles Corp. (“ElectraMeccanica”) and Tevva Motors Limited (“Tevva”) announced that they have entered into a definitive arrangement agreement, pursuant to which ElectraMeccanica and Tevva have agreed to combine by way of a British Columbia statutory plan of arrangement. This Schedule 14A filing consists of the following communications relating to the proposed transaction:

(1)	ElectraMeccanica letter to shareholders
(2)	ElectraMeccanica letter to employees
(3)	ElectraMeccanica letter to elected officials
(4)	ElectraMeccanica social media posts
(5)	ElectraMeccanica and Tevva joint investor call script
(6)	ElectraMeccanica all-hands employee meeting presentation
(7)	Investor presentation
(8)	Screenshots of ElectraMeccanica’s microsite for the proposed transaction
(9)	Infographic available on ElectraMeccanica’s microsite for the proposed transaction

The items listed above were first published, sent or given to ElectraMeccanica’s security holders on August 15, 2023.

ElectraMeccanica Letter to Shareholders

August 15, 2023

Dear Shareholders:

In mid-March, I wrote to all of you about the state of the business - an initial “100 day update” focused on putting ElectraMeccanica on a new and different path, including important shifts to our strategy and operations. Today, a further 150 days into my time as CEO and acting COO, I’m proud to announce some truly exciting news demonstrating the ElectraMeccanica team’s hard work to entirely redefine, and uplevel, our business: the entry into a proposed merger agreement between ElectraMeccanica and Tevva. I invite you to read the press release here.

The release and associated current report on the form 8-k filed with the SEC contain all the essential information about the proposed transaction. I wanted to write directly to our shareholders and use our microsite to add some additional context - as I know many of you have been expecting a thorough update for some time.

The Hard Work That Brought Us To Today

First, I want to acknowledge the journey we have taken together over just the past six months. At the end of last year, we commissioned a new manufacturing facility in Mesa, Arizona and continued selling our three-wheeled electric vehicle (EV), the SOLO. Yet: the business struggled under the burdens of an unsustainable cost structure; an unprofitable contract manufacturing relationship with Zongshen; and an addressable market that, while large, was too expensive to capture. So, we made hard, but necessary, decisions. We streamlined operations, staff and costs; ended the manufacturing agreement with Zongshen; and recalled and then discontinued the SOLO. We also began to innovate – signing agreements to leverage the Mesa, Arizona facility to assemble others’ EVs. All the while, we carefully and relentlessly considered the best use of our still-strong balance sheet to create shareholder value.

Key Insight: The Technology Catalyst ElectraMeccanica Needed

ElectraMeccanica has a state-of-the-art facility, in a thriving EV community. We have significant automotive and EV manufacturing and marketing expertise, as a team. And we have working capital. Any new path forward, to be sustainable and deliver value, had to make the best use of these resources, with the biggest possible positive economic impact, in the near term.

Even as we made plans to launch another vehicle of our own and expand our contract assembly, it became clear to me, my team and the Board that we had a rare opportunity to think bigger, especially in terms of technology. Engineering is at the heart of electric vehicle value. And while ElectraMeccanica has always been associated with disruptive design, the business did not truly have a differentiated tech stack. Nor was there a credible way to produce the SOLO profitably, for the reasons we’ve previously explained. That insight opened the door to finding a partner in the battery-electric-vehicle (BEV) landscape that is still relatively early in its manufacturing journey, but that also has engineering expertise and intellectual property aimed at a commercially viable segment of the EV market.

A Winning Proposed Combination With A Big Future

Fast forward to today, and our announcement with Tevva. We looked at over a hundred companies, and David Roberts, Tevva’s Director, his team and their investors stood head and shoulders above the rest. They currently have innovative dual-energy technology, specifically a proprietary electric battery system, as well as longer-term technology in the form of a hydrogen range extender. They have an engineering team that has spent a decade refining and testing this tech stack with publicly-traded fleet companies. They have a lean-cost culture that focuses on operating discipline. They share ElectraMeccanica’s values with respect to expanding zero-emissions mobility. They have delivered their first production EVs this summer, against a significant list of potential customers. And they have targeted these resources at an underserved, defensible, $67bn1, fast-growing segment of the global EV market: medium- and heavy-duty commercial trucks.

This proposed combination of differentiated, tested engineering, newly launched electric trucks and a clearly addressable revenue opportunity matched exactly with our own goals and resources. Our operations complement one another - ElectraMeccanica’s U.S. footprint and Tevva’s experience in the UK and EU; our collective go-to-market and engineering expertise; our respective Mesa, Arizona and Tilbury, United Kingdom facilities; and our balance sheet as well as public listing alongside Tevva’s commercially-ready products and significant customer list. Together, it is expected that the two businesses can accelerate Tevva’s growth in the U.K. and Europe, and speed its entry into the highly attractive U.S. market by leveraging ElectraMeccanica’s U.S. expertise, state-of-the-art manufacturing facility and capital.

More Similarities Than Differences

Many of you may well have questions about the proposed pivot, for ElectraMeccanica, from single-passenger, three-wheeled vehicles to medium- and heavy-duty trucks (7.5-19t, Class 5-8 vehicles). Superficially, this may seem like a large leap into a very different space. As we evaluated the proposed transaction, however, more similarities emerged than differences - along with some clear advantages to ElectraMeccanica’s prior consumer focus. Tevva’s tech stack and product portfolio clearly target a well-defined and well-understood commercial market, versus creating a new category. Tevva’s products and engineering have been subjected to over 300,000 miles of testing and operating experience in real-world conditions by demanding fleet operators. Tevva’s team has built a fully-realized solution that includes manufacturing, sales and service for its vehicles. The value of electrification within this portion of the trucking market also increases with urban population growth, consistent with ElectraMeccanica’s prior focus. We believe this market will benefit from strong government incentives, including the $1 billion set aside for electrifying heavy-duty trucks as well as an up to $40,000 rebate per medium-duty commercial vehicle in the U.S. We also believe it will benefit from strong customer demand in ways ElectraMeccanica’s prior products could not - especially from large companies that need to electrify huge fleets, to serve ever-growing demand for transport of goods and services. Finally, Tevva’s engineering mentality has zeroed in on a key historic focus for ElectraMeccanica: reliable, lower total cost of ownership - albeit with a truly differentiated tech solution that has been carefully tested.

Scaled Operations Within the Near Future

Once again, I’d urge all our shareholders to review the release, our SEC filings and our proposed deal microsite to better understand just how inspiring this new path is. Within a relatively short period of time, the proposed, combined company has the potential to have more vehicles on the road than ElectraMeccanica produced, at a far higher price point that supports much stronger gross margins. This gives us near-term visibility into a fast ramp into genuine, scaled commercial revenue, especially given Tevva’s already-solid commercial-customer order bank - and longer-term visibility into a business with sales that are a significant multiple over that, with exposure to two of the world’s largest markets for our combined products.

I’m truly excited about this decision, as it represents the right partnership, between the right teams, with the right resources, to build lasting shareholder value. We look forward, as a business, to communicating further about this opportunity with all of you in the coming weeks. So don’t hesitate to reach out, and if you haven’t already, please sign up to receive emails and other communications from us here and or reach out to IR@emvauto.com.

Susan Docherty, ElectraMeccanica CEO and Board Member

Additional Information and Where to Find It

In connection with the proposed merger, ElectraMeccanica intends to file with the SEC a preliminary and definitive proxy statement and management information circular (the “Circulars”) relating to the proposed transaction and other relevant documents. The definitive Circular will be mailed to ElectraMeccanica’s shareholders as of a record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE CIRCULARS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE CIRCULARS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRAMECCANICA, TEVVA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s website at www.sec.gov, on the Canadian Securities Administrators website at www.sedar.com, on ElectraMeccanica’s website at https://ir.emvauto.com/ or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com.

Participants in the Solicitation

ElectraMeccanica and its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive Circulars (when available). Additional information regarding such directors and executive officers is included in ElectraMeccanica’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of ElectraMeccanica’s shareholders in connection with the proposed transaction and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive Circulars (when available).

These documents will be available free of charge as described in the preceding paragraph.

Safe Harbor Statement

This document includes “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Tevva, such as statements regarding the combined operations and prospects of ElectraMeccanica and Tevva, the current and projected market, growth opportunities and synergies for the combined company, geographic expansion plans, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Tevva and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

●	the ability of the combined company to further penetrate the U.K. and EU markets, and start operations in the U.S. market with Tevva’s commercial vehicles without having any prior experience selling Tevva’s vehicles in the U.S. market;
●	the total addressable market of ElectraMeccanica, Tevva and of the combined business;
●	general economic conditions in the markets where ElectraMeccanica and Tevva operate and where the combined company will operate;
●	the expected timing of regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Tevva and of the combined company and product launches of such businesses and companies;
●	non-performance of third-party vendors and contractors;
●	risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;
●	ElectraMeccanica’s and the combined company’s compliance with, and changes to, applicable laws and regulations;
●	ElectraMeccanica’s and the combined company’s limited operating history;
●	the combined company’s ability to manage growth;
●	the combined company’s ability to obtain additional financing;
●	the combined company’s ability to expand product offerings;
●	the combined company’s ability to compete with others in its industry;
●	the combined company’s ability to protect our intellectual property;
●	ElectraMeccanica’s and the combined company’s ability to list the common stock of the combined company on Nasdaq;

●	ElectraMeccanica’s and the combined company’s ability to defend against legal proceedings;
●	the combined company’s success in retaining or recruiting, or changes required in, our Officers, key employees or Directors;
●	the ability to successfully integrate the businesses of ElectraMeccanica and Tevva after the completion of the proposed transaction;
●	the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;
●	the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;
●	the risk that if the proposed transaction does not close that Tevva is unable to repay the $6 million credit facility provided by ElectraMeccanica;
●	the risk that the proposed transaction may not be accretive to ElectraMeccanica’s shareholders; and
●	other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, and its subsequent SEC filings.

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Tevva and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

#     #     #

1Based on Morgan Stanley estimate for 2030E total medium- and heavy-duty ZEV truck sales (North America and Europe). Includes both BEV and FCEV (Fuel Cell Electric Vehicle - hydrogen)

ElectraMeccanica Letter to Employees

August 15,2023

ElectraMeccanica Team -

I have exciting news to share with you today. But, first, I want to take a moment and thank you for your continued dedication and commitment to the journey we are on at ElectraMeccanica. I recognize the amount of change and uncertainty over the last several months, and I am deeply appreciative of your patience and faith in our company. At its core, ElectraMeccanica is committed to electrifying the critical, everyday transportation that serves our increasingly dense urban communities. Today, I come to you with a potential next step in our company's journey that will deliver on that commitment.

I’m pleased to announce that our Board of Directors and the Tevva Board of Directors have agreed to a proposed merger. Tevva is a pioneer in electric medium- and heavy-duty commercial trucks, which are pivotal for the urban delivery ecosystem. While our Board of Directors has agreed to this proposed transaction, it requires regulatory approval and as such will take several months before the merger, if approved, is finalized. In the near term, we will continue to focus on securing contract assembly as a service (CAAAS) opportunities to generate revenue and help bridge the gap from now until we are able to manufacture Tevva products in our Mesa facility, which we hope to commence in late 2025/2026.

As potentially one company, we would be able to reshape urban delivery for a zero-emission future. Together, we could help fill the growing demand from consumers and businesses alike for the goods they need on their shelves and doorsteps, when they need them, all while reducing the large carbon footprint inherent within the transportation industry. The combined company operations also greatly complement one another - to name a few: ElectraMeccanica’s U.S. footprint and Tevva’s foothold in the UK; our collective go-to-market and engineering expertise; our respective Mesa and Tilbury facilities; and our balance sheet as well as public listing, alongside Tevva’s commercially-ready products and significant fleet customer list, while also sharing the same passion for zero-emissions mobility.

I look forward to seeing everyone at today’s all-hands meeting, during which we will take time to discuss the details of the proposed transaction. In the interim, if you are interested in learning more about this proposed development and why it’s a great leap forward for all of us, I encourage you to read my CEO letter HERE. We also hosted a shareholder call this morning, which you can listen to using the following link.

Thank you for your continued dedication. We look forward to embarking on this promising journey with you.

Best Regards,

Susan E. Docherty

Additional Information and Where to Find It

In connection with the proposed merger, ElectraMeccanica intends to file with the SEC a preliminary and definitive proxy statement and management information circular (the “Circulars”) relating to the proposed transaction and other relevant documents. The definitive Circular will be mailed to ElectraMeccanica’s shareholders as of a record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE CIRCULARS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE CIRCULARS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRAMECCANICA, TEVVA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s website at www.sec.gov, on the Canadian Securities Administrators website at www.sedar.com, on ElectraMeccanica’s website at https://ir.emvauto.com/ or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com.

Participants in the Solicitation

ElectraMeccanica and its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive Circulars (when available). Additional information regarding such directors and executive officers is included in ElectraMeccanica’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of ElectraMeccanica’s shareholders in connection with the proposed transaction and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive Circulars (when available).

These documents will be available free of charge as described in the preceding paragraph.

Safe Harbor Statement

This document includes “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Tevva, such as statements regarding the combined operations and prospects of ElectraMeccanica and Tevva, the current and projected market, growth opportunities and synergies for the combined company, geographic expansion plans, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Tevva and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

●	the ability of the combined company to further penetrate the U.K. and EU markets, and start operations in the U.S. market with Tevva’s commercial vehicles without having any prior experience selling Tevva’s vehicles in the U.S. market;
●	the total addressable market of ElectraMeccanica, Tevva and of the combined business;
●	general economic conditions in the markets where ElectraMeccanica and Tevva operate and where the combined company will operate;
●	the expected timing of regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Tevva and of the combined company and product launches of such businesses and companies;
●	non-performance of third-party vendors and contractors;
●	risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;
●	ElectraMeccanica’s and the combined company’s compliance with, and changes to, applicable laws and regulations;
●	ElectraMeccanica’s and the combined company’s limited operating history;
●	the combined company’s ability to manage growth;
●	the combined company’s ability to obtain additional financing;
●	the combined company’s ability to expand product offerings;
●	the combined company’s ability to compete with others in its industry;
●	the combined company’s ability to protect our intellectual property;
●	ElectraMeccanica’s and the combined company’s ability to list the common stock of the combined company on Nasdaq;
●	ElectraMeccanica’s and the combined company’s ability to defend against legal proceedings;
●	the combined company’s success in retaining or recruiting, or changes required in, our Officers, key employees or Directors;

●	the ability to successfully integrate the businesses of ElectraMeccanica and Tevva after the completion of the proposed transaction;
●	the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;
●	the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;
●	the risk that if the proposed transaction does not close that Tevva is unable to repay the $6 million credit facility provided by ElectraMeccanica;
●	the risk that the proposed transaction may not be accretive to ElectraMeccanica’s shareholders; and
●	other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, and its subsequent SEC filings.

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Tevva and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

ElectraMeccanica Letter to Elected Officials

Dear [Insert Name],

We have been continually grateful for your support of ElectraMeccanica as we’ve established our manufacturing foothold in Arizona. Having relationships with local stakeholders, and in turn being a valuable contributor to the community and Greater Mesa economy is incredibly important to us, and in that spirit, we wanted to share an important business development with you.

As you may recall, we have been dedicated to positioning our business for maximum profitability and success, with a priority on optimizing our Mesa manufacturing facility since it’s commissioning in December 2022. This journey has not come without challenges or difficult decisions, such as recalling and then discontinuing sales and production of our flagship vehicle, the SOLO - but it also comes with great opportunity.

We are excited to share today that our ElectraMeccanica Board of Directors has approved a proposed transaction to merge with Tevva in agreement with their Board. Tevva is a pioneer of electric medium- and heavy-duty commercial vehicles utilized most prominently for urban delivery - which serves a potential $67B market.

Why is this exciting? Because the market for goods and services transportation is large and growing - as consumer and business demand for deliveries outpaces population growth, especially in burgeoning cities and urban areas like our very own. And last-mile delivery also represents a huge opportunity for addressing emissions in transportation. In fact, within transportation, medium- and heavy-duty commercial vehicles are responsible for an estimated 22% of all CO2 emissions - more than shipping and aviation combined.

Tevva’s current product leverages a unique and purpose-built commercial-grade electric battery system, and its future product portfolio is being developed to include a proprietary hydrogen range-extender technology, which delivers a differentiated and sustainable dual-energy solution. After multi-year road trials of over 300,000 miles, the trucks have demonstrated their vast reliability, competitive edge in both value and performance to diesel options and most importantly, offer these benefits at a green, zero-emission advantage.

Our proposed combination unites our experienced manufacturing and executive teams, world-class facility and working capital, with Tevva’s technology, IP assets and existing fleet customers. Together, we aim to make the best use of our resources and be a pivotal step in bringing greater commercial EV adoption where it’s needed most: getting the goods consumers and businesses need on shelves and doorsteps.

On closing of the proposed transaction, Tevva’s existing EV manufacturing facility in Tilbury, U.K., will be complemented by ElectraMeccanica's recently-commissioned 235,000 square-foot facility in Mesa, Arizona. Utilizing both manufacturing facilities, we expect to enable the combined company to scale its production to serve the UK, European and U.S. markets. Our Mesa manufacturing plant will be critical to making this a reality, not only as it’s configured to be quickly brought online to start rolling out Tevva’s vehicles, but because it’s rooted in a deeply passionate EV community.

If you’re interested in learning more, we invite you to read the official press release, which provides additional information on the great market potential at the heart of this announcement - linked here.

As always, we appreciate your leadership and we’re proud to be a part of the Mesa and Greater Arizona business community, and stay committed to bringing new opportunities forward with this new chapter.

Susan E. Docherty

CEO, ElectraMeccanica

Additional Information and Where to Find It

In connection with the proposed merger, ElectraMeccanica intends to file with the SEC a preliminary and definitive proxy statement and management information circular (the “Circulars”) relating to the proposed transaction and other relevant documents. The definitive Circular will be mailed to ElectraMeccanica’s shareholders as of a record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE CIRCULARS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE CIRCULARS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRAMECCANICA, TEVVA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s website at www.sec.gov, on the Canadian Securities Administrators website at www.sedar.com, on ElectraMeccanica’s website at https://ir.emvauto.com/ or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com.

Participants in the Solicitation

ElectraMeccanica and its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive Circulars (when available). Additional information regarding such directors and executive officers is included in ElectraMeccanica’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of ElectraMeccanica’s shareholders in connection with the proposed transaction and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive Circulars (when available).

These documents will be available free of charge as described in the preceding paragraph.

Safe Harbor Statement

This document includes “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Tevva, such as statements regarding the combined operations and prospects of ElectraMeccanica and Tevva, the current and projected market, growth opportunities and synergies for the combined company, geographic expansion plans, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Tevva and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

●	the ability of the combined company to further penetrate the U.K. and EU markets, and start operations in the U.S. market with Tevva’s commercial vehicles without having any prior experience selling Tevva’s vehicles in the U.S. market;
●	the total addressable market of ElectraMeccanica, Tevva and of the combined business;
●	general economic conditions in the markets where ElectraMeccanica and Tevva operate and where the combined company will operate;
●	the expected timing of regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Tevva and of the combined company and product launches of such businesses and companies;
●	non-performance of third-party vendors and contractors;
●	risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;
●	ElectraMeccanica’s and the combined company’s compliance with, and changes to, applicable laws and regulations;

●	ElectraMeccanica’s and the combined company’s limited operating history;
●	the combined company’s ability to manage growth;
●	the combined company’s ability to obtain additional financing;
●	the combined company’s ability to expand product offerings;
●	the combined company’s ability to compete with others in its industry;
●	the combined company’s ability to protect our intellectual property;
●	ElectraMeccanica’s and the combined company’s ability to list the common stock of the combined company on Nasdaq;
●	ElectraMeccanica’s and the combined company’s ability to defend against legal proceedings;
●	the combined company’s success in retaining or recruiting, or changes required in, our Officers, key employees or Directors;
●	the ability to successfully integrate the businesses of ElectraMeccanica and Tevva after the completion of the proposed transaction;
●	the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;
●	the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;
●	the risk that if the proposed transaction does not close that Tevva is unable to repay the $6 million credit facility provided by ElectraMeccanica;
●	the risk that the proposed transaction may not be accretive to ElectraMeccanica’s shareholders; and
●	other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, and its subsequent SEC filings.

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Tevva and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

ElectraMeccanica Social Media Posts

Twitter: Big day for ElectraMeccanica as we proudly announce a proposed merger with Tevva, a developer and manufacturer of zero-emission, medium- and heavy-duty commercial trucks. Learn about why this is a perfect pivot for us and other important information here: https://tevvaandemv.com/

LinkedIn: A transformative day for us at ElectraMeccanica - as we announce the signing of a proposed merger agreement with Tevva, a developer and manufacturer of zero-emissions, medium- and heavy-duty commercial trucks. ElectraMeccanica focuses on the electrification of critical, everyday transportation, especially for urban areas - so the proposed merger with Tevva is a perfect pivot that complements our team, facility and resources with their outstanding engineering, customer base and products. Together, we’ll aspire to design, manufacture and deliver products that accelerate Tevva’s expansion into the electric medium- and heavy-duty commercial vehicle industry, which is expected to reach $67 billion in 2030. For important information and to learn more, please visit: [LINK to CEO Letter]

Susan LinkedIn: Since I took the helm in December 2022, I’ve been focused on improving operations and getting disciplined about our business, while keeping the same innovative spirit of the company and its mission to electrify transportation in urban areas for a zero-emission future. Today, I’m excited to share a great step forward: the Board of Directors at both @ElectraMeccanica and @Tevva, an innovator in electric medium and heavy-duty commercial vehicles, announced a proposed definitive arrangement agreement to possibly combine our companies, producing electric trucks for “last-mile” delivery services. Together, we plan to serve a large and growing market of transportation getting the goods people and businesses need on their doorsteps and shelves. For more important information, check out our microsite and announcement here: https://tevvaandemv.com/

ElectraMeccanica and Tevva Joint Investor Call Script

If you do not have a copy of the press release announcing the proposed merger or the related investor presentation that was posted this morning and filed with the U.S. Securities and Exchange Commission on Form 8-K, you will find them on the investor relations section of our website at IR.emvauto.com.

During the course of this call, we may make forward-looking statements within the meaning of U.S. federal securities laws and applicable Canadian securities laws, which are subject to risks and uncertainties that could cause actual results to differ materially. All forward-looking statements are made as of the date of this call, and, except as required by law, we undertake no obligation to update any forward-looking statement made on this call. Please refer to today's press release, the related investor presentation and ElectraMeccanica’s filings with the SEC for a detailed discussion of certain of the risks that could cause actual results to differ materially from those expressed or implied in any forward-looking statements made today.

CEO SUSAN DOCHERTY

Hello, everyone my name is Susan Docherty, and I want to thank you for joining us today to discuss this exciting moment in time – the proposed merger between Tevva and ElectraMeccanica.

Today, I’m joined by Tevva’s Board Director and anticipated incoming Executive Chairman of the proposed combined company - David Roberts, who will offer further insights on the acquisition in just a moment. Welcome David, I’m glad you’re here.

As we begin, I want to extend my sincerest appreciation to all our stakeholders across both companies for coming with us on our respective journeys as we defined a transformative new path towards accelerated growth, and ultimately towards scaled, profitable electric vehicle manufacturing. There’s been a lot of change over the past months, and we’re enthusiastic to share how we’re going to execute and convert on that change, together.

In service of this point about change that leads to powerful growth, I want to strongly encourage all our stakeholders and especially ElectraMeccanica’s longtime shareholders to familiarize themselves with the many resources we’ve provided them about the benefits of this proposed transaction, specifically our announcement PRESS RELEASE and accompanying CEO LETTER, , our filings and the recently launched microsite [tevvaandemv.com], where you can find a significant amount of detail on Tevva’s zero emission product. I also encourage listeners to kindly email any questions you may have to IR@emvauto.com.

A key takeaway from those materials, which we’d like everyone to understand: the proposed combination is intended to create a market leader in zero-emission commercial vehicles. We expect to be a much larger company by 2028, potentially with over a billion dollars in revenue.

For ElectraMeccanica shareholders, this represents a business pivot from consumer to commercial. This is a terrific shift, because it gives our business access to a well-defined, well-understood $67 billion market for electric medium-and-heavy-duty trucks, based on Tevva’s leading, proprietary electric truck technology. Tevva has already started fleet customer deliveries - and the merger is expected to accelerate the growth they already expected in the UK and Europe. It’s also expected, thanks to the ElectraMeccanica team and resources, to speed up the combined company’s ability to enter the US market - which has large and growing demand from fleet operators for the class of vehicle Tevva is producing right now.

Finally, before I hand it over to David, I’d like to briefly tell you a little bit more about Tevva and how ElectraMeccanica landed on the important decision to merge with such a great company.

Tevva is a company based out of the UK, founded in 2013, that has been primarily focused on the UK and European markets, and has developed and tested a commercial-grade electric battery system that gives Tevva a first-mover advantage within the zero emission electric medium -and heavy-duty commercial truck market.

To familiarize yourself and for simplicity’s sake, Tevva currently has two products you should be aware of. The first which is available today delivering to well-known established commercial fleet customers - is a 7.5t battery-electric truck with unique technologies like cloud based predictive range software, responsible battery chemistry and battery management systems developed in house focused on urban routes. This product was field tested with over 300K miles of deployment in publicly traded commercial UK Fleets since 2019.

Tevva’s second product which will be aimed at tomorrow’s commercial fleet customers - is a 19t battery-electric vehicle with a hydrogen range extender, that currently lives in Tevva’s future product portfolio that you’ll be hearing a lot more about in the coming months. This breakthrough product debuted as a concept at Frankfurt’s IAA Show in 2022.

As potentially one company, ElectraMeccanica and Tevva would be able to reshape and decarbonize the overall commercial delivery system for a zero-emission future.,. Together, we could help meet a huge climate imperative as well as a real economic need - by offering commercial vehicle products that allow for safe, cost-efficient delivery of goods to businesses, while still reducing the large carbon footprint created by serving this demand using fossil fuels.

The combined company operations also greatly complement one another - to name a few: ElectraMeccanica’s US footprint and Tevva’s foothold in the UK; our collective go-to-market and engineering expertise; our respective Mesa and Tilbury facilities; and our balance sheet as well as public listing, alongside their commercially-ready products and significant fleet customer list, while also sharing the same passion for zero-emissions mobility.

Bringing two companies together is never easy but what does make our Merger seamless will be the fact that when it comes to mission, vision and values we couldn’t be more aligned, and we discovered this from the very beginning of our relationship best stated in Tevva’s vision. “We do technology because it matters and makes a difference to humanity” … “especially when we can decarbonize and improve air quality in cities around the globe”. At ElectraMeccanica we concur with that statement which aligns with our Mission where “we provide ingenious electric mobility solutions for a world in need”. We both can continue in the combined company being on the march towards zero-emissions.

I’m now going to hand it over to Tevva’s Chairman, David Roberts, to provide his further commentary on this exciting merger and its clear growth potential across both businesses.

EXECUTIVE CHAIRMAN DAVID ROBERTS

Thank you for kicking things off, Susan. We are thrilled to be here today. Let’s get into the details of the proposed merger and what this actually means for our investors.

First, I also want to acknowledge the journey we have taken over the past eight months - and as importantly, highlight the concrete progress we have made that sets us up for success going forward.

At the start of the year, we became the first UK truck company to gain European Whole Vehicle Type Approval (ECWVTA) for a 7.5t battery-electric truck; we then became only the third vehicle to be approved for the UK Government’s zero-emission commercial vehicle incentive scheme; and we formally commenced production at our UK facility in Tilbury.

Since then, our cutting-edge engineering team has accumulated data from thousands of miles of real-world testing to further prove the reliability of our product; and we generated revenue from initial customer deliveries to Kinaxia Logistics, TG Lynes and Warwick University.

We all saw the challenges in the public markets over the last 18 months with the downturn in the market. So, we made hard, but necessary, decisions. Mostly we streamlined operations, staff and costs. More importantly, we continued to explore a range of strategic investment opportunities to optimize shareholder value.

It quickly became clear to everyone involved that ElectraMeccanica was the right partner to take the company to the next level.

We are extremely confident that the proposed transaction will yield meaningful benefits for both sides. Simply, two companies with mutually beneficial assets are greater than the sum of the parts. Tevva has identified assets from ElectraMeccanica that are expected to enhance the total assets of the combined company.

This combination of differentiated, tested engineering, newly launched vehicles and a clearly addressable revenue opportunity matched exactly with our own goals and resources.

To put it bluntly, our operations really complement one another - ElectraMeccanica’s US footprint and Tevva’s experience in the UK and EU; our go-to-market and engineering expertise; their Mesa and our Tilbury facilities; and ElectraMeccanica’s balance sheet as well as public listing alongside our commercially-ready products and a significant customer list.

Together, the two businesses will be able to accelerate faster to scaled, innovative and differentiated electric vehicle production.

Let’s talk about another very important component: ESG. Within transportation, medium- and heavy-duty trucks (an over $170 billion market) are responsible for an estimated 22% of all CO2 emissions - more than shipping and aviation combined.

In addition to helping the commercial trucking industry reduce their carbon footprint, Tevva has a deep commitment to decreasing its carbon footprint, and driving sustainability underpins everything we do. Tevva deploys production and consumption procedures that promote savings in natural resources, is actively working towards reducing single-use packaging for components, increasing the use of alternative materials (with lower environmental impact), and demanding better recyclability for materials and packaging.

Ultimately, the company strives for resource efficiency to limit environmental impact. As a combined company, Tevva and ElectraMeccanica would continue making the tough but necessary decisions to work toward Net Zero emissions.

ElectraMeccanica also fills a number of gaps that we had hoped to address through strategic investment and should give us the means to bolster our team and accelerate our growth ambitions.

Upon the closing of the proposed transaction, ElectraMeccanica shareholders will own 23.5% of the combined company and Tevva shareholders will own 76.5% of the combined company on a fully diluted basis.

Thank you to our investors and for your continued support and for joining us today. I am going to hand it back over to Susan for closing remarks.

CEO SUSAN DOCHERTY

Thank you all for listening today - – this is a proud moment in the history of both Tevva and ElectraMeccanica. We’ve had a chance to meet with some of our investors already, but we are genuinely looking forward to getting to know more of you as we embark on this next chapter.

In conclusion I want to reiterate a few key points, and also highlight a few additional commitments to our shareholders and other stakeholders.

First, this proposed merger is expected to accelerate meaningful business growth against accepted, incentivized demand, above what each business could achieve alone.

Second, our business footprints are complementary and Tevva is already delivering commercial vehicle products to fleet customers, today.

Finally, I want to extend my sincerest appreciation to everyone at both companies for their patience and dedication during the period of change we’ve experienced over the past several months. A merger across countries and continents takes a significant amount of work. A small army of very talented individuals both inside and outside of our respective companies worked tirelessly to bring this proposed Merger to fruition.

You have our commitment to working hard to ensure that the financial and operational machinery is in place to support our strategy and growth, and we appreciate your confidence.

I’m encouraged as I look forward to 2024 and beyond - we have great momentum with a terrific product that is delivery ready, with a focused team that is dedicated to delivering on our mission for decarbonizing commercial fleets and improving air quality. We couldn’t be more excited to speak to our shareholders about this union. Lastly, I encourage listeners to kindly email any questions you may have to IR@emvauto.com.

We appreciate your time today and look forward to continuing the dialogue.

[END]

#    #    #

ElectraMeccanica All-Hands Employee Meeting Presentation

ELECTRAMECCANICA | 1 All-Hands Employee Meeting 8/15 August 15, 2023

ELECTRAMECCANICA | 2 Proposed Merger Agreement + • Exciting next step in our Company’s journey! • Merger requires Shareholder and Regulatory approval. • Approval will take several months.

ELECTRAMECCANICA | 3 Today’s Focus: Overview of Proposed Merger • Please review all available public announcement resources. • Employee letter - in your inbox • CEO letter - link provided in employee letter • Shareholder call - link provided in employee letter • Microsite: tevvaandemv.com • All-Hands on Friday for a full Q & A. • Employees to receive a link to submit questions.

ELECTRAMECCANICA | 4 Near-Term Focus ● Until proposed merger is approved, EMV and TEVVA will operate as two separate companies. ● Immediate future: Continue to focus on securing contract assembly as a service (CAAAS) opportunities to generate revenue. ● Further ahead: Prepare to manufacture TEVVA vehicles here in our Mesa facility – targeted for 2025/2026. Over 300,000 Square-Feet of State-of-the-Art Facilities Mesa, AZ, USA Tilbury, UK 235,000 Square -Feet 110,000 Square-Feet

ELECTRAMECCANICA | 5 Due Diligence and Selection Process ● ElectraMeccanica has gone through a months-long selection process to identify the right partner for us. ● We had a rare opportunity to think bigger, especially in terms of technology. ● Find a partner in the battery-electric-vehicle (BEV) landscape that is still relatively early in its manufacturing journey, but that also has engineering expertise and intellectual property aimed at a commercially viable segment of the EV market. ● We looked at over a hundred companies, and David Roberts, Tevva’s Director, his team and their investors stood head and shoulders above the rest.

ELECTRAMECCANICA | 6 Who is TEVVA? ● Founded in 2013 in Tilbury, United Kingdom - focused in the UK and Europe. ● Disrupting zero-emission commercial transport with revolutionary battery electric and hydrogen fuel-cell range extender technology. ● Designed a range of electric vehicles across the medium- to heavy-duty commercial vehicle space, and already has vehicles in operation on public roads with customers. ● Real-world testing (300,000 miles with one of the world’s largest fleet delivery companies).

ELECTRAMECCANICA | 7 7.5t BEV & 19t BEV + Hydrogen Range Extender 7.5t BEV 19 BEV + Hydrogen Range Extender Today Tomorrow

ELECTRAMECCANICA | 8 An Exciting New Sector of Electric Transportation 22% of CO2 emissions ● Within transportation, medium- and heavy-duty trucks ($170B+ market) are responsible for an estimated 22% of all CO2 emissions - more than shipping and aviation combined. ● Currently, only 1.2% of commercial vehicles are electric. ● Electric medium and heavy-duty commercial market = $67B

ELECTRAMECCANICA | 9 Complementary Assets

ELECTRAMECCANICA | 10 Shared Vision Proposed merger as TEVVA, Inc. is born from ElectraMeccanica’s Ingenuity + TEVVA’s Proprietary Technology aimed at addressing decarbonization in Medium-and Heavy-Duty Trucks segment Our focused Intention is to become a Global Leader in Zero-Emission Medium-and Heavy-Duty Trucks.

ELECTRAMECCANICA | 11 Board of Directors with Global Mobility and Technology Experience Laura Brown David Morris Ian Harnett Luisa Ingargiola Mike Richardson Dietmar Ostermann BOARD MEMBERS: Chief Executive Officer Susan E. Docherty Ms. Docherty has over 40 years of senior leadership experience, including 30 years of international automotive experience at General Motors (GM)where she launched the game-changing Chevrolet Electric Volt that won European Car of the Year in 2012. Incoming Executive Chairman David Roberts Mr. Roberts has served as Director of Tiger for three years and is a recognized expert in the industrial, transportation and clean energy sectors. He previously held executive positions with Chrysler and Aston Martin Lagonda.

ELECTRAMECCANICA | 12 All-Hands: Dedicated Q & A • We’re excited to answer all your questions on Friday. • Please make yourself familiar with all of the provided announcement resources. • Please be sure to submit your questions via the link.

Additional Information and Where to Find It

In connection with the proposed merger, ElectraMeccanica intends to file with the SEC a preliminary and definitive proxy statement and management information circular (the "Circulars") relating to the proposed transaction and other relevant documents. The definitive Circular will be mailed to ElectraMeccanica's shareholders as of a record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE CIRCULARS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE CIRCULARS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRAMECCANICA, TEVVA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC's website at www.sec.gov, on the Canadian Securities Administrators website at www.sedar.com, on ElectraMeccanica's website at https://ir.emvauto.com/ or by contacting ElectraMeccanica's Investor Relations via email at IR@emvauto.com.

Participants in the Solicitation

ElectraMeccanica and its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive Circulars (when available). Additional information regarding such directors and executive officers is included in ElectraMeccanica's Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of ElectraMeccanica's shareholders in connection with the proposed transaction and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive Circulars (when available). These documents will be available free of charge as described in the preceding paragraph.

Safe Harbor Statement

This document includes "forward-looking statements" within the meaning of U.S. federal securities laws and applicable Canadian securities laws. Forward-looking statements may be identified by words or expressions such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "may," "will," "projects," "could," "should," "would," "seek," "forecast," or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Tevva, such as statements regarding the combined operations and prospects of ElectraMeccanica and Tevva, the current and projected market, growth opportunities and synergies for the combined company, geographic expansion plans, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Tevva and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

- the ability of the combined company to further penetrate the U.K. and EU markets, and start operations in the U.S. market with Tevva's commercial vehicles without having any prior experience selling Tevva's vehicles in the U.S. market;
- the total addressable market of ElectraMeccanica, Tevva and of the combined business;
- general economic conditions in the markets where ElectraMeccanica and Tevva operate and where the combined company will operate;
- the expected timing of regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Tevva and of the combined company and product launches of such businesses and companies;
- non-performance of third-party vendors and contractors;
- risks related to the combined company's ability to successfully sell its products and the market reception to and performance of its products;
- ElectraMeccanica's and the combined company's compliance with, and changes to, applicable laws and regulations;
- ElectraMeccanica's and the combined company's limited operating history;
- the combined company's ability to manage growth;
- the combined company's ability to obtain additional financing;
- the combined company's ability to expand product offerings;
- the combined company's ability to compete with others in its industry;
- the combined company's ability to protect our intellectual property;
- ElectraMeccanica's and the combined company's ability to list the common stock of the combined company on Nasdaq;
- ElectraMeccanica's and the combined company's ability to defend against legal proceedings;
- the combined company's success in retaining or recruiting, or changes required in, our Officers, key employees or Directors;
- the ability to successfully integrate the businesses of ElectraMeccanica and Tevva after the completion of the proposed transaction;
- the combined company's ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;
- the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;
- the risk that if the proposed transaction does not close that Tevva is unable to repay the $6 million credit facility provided by ElectraMeccanica;
- the risk that the proposed transaction may not be accretive to ElectraMeccanica's shareholders; and
- other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica's filings with the SEC, including in the "Risk Factors" section of ElectraMeccanica's Annual Report on Form 10-K filed with the SEC on April 17, 2023, and its subsequent SEC filings.

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Tevva and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

ELECTRAMECCANICA | 13

ELECTRAMECCANICA | 14 Thank you!

ElectraMeccanica/Tevva Investor Presentation

Investor Presentation Proposed Merger of Tevva Motors Limited and ElectraMeccanica Vehicles Corp. August 15, 2023

Disclaimers 2 Cautionary Note Regarding Forward-Looking Statements This presentation and related comments by management of ElectraMeccanica Vehicles Corp. (“ElectraMeccanica” or “EMV”) and Tevva Motors Limited (“Tevva”) include “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Tevva, such as statements regarding the combined operations and prospects of ElectraMeccanica and Tevva, the current and projected market, growth opportunities and synergies for the combined company, targets for 2028 revenue and EBITDA margins, geographic expansion plans, new or planned products, including the anticipated timing of such product launches, the expected composition of the management and board of directors of the combined company, the expected trading of the combined company on Nasdaq, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Tevva and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to: the ability of the combined company to penetrate the U.S. market with Tevva’s commercial vehicles without having any prior experience selling Tevva’s vehicles in the U.S. market; the total addressable market of ElectraMeccanica, Tevva and of the combined business; general economic conditions in the markets where ElectraMeccanica and Tevva operate and where the combined company will operate; the expected timing of regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Tevva and of the combined company and product launches of such businesses and companies; non-performance of third-party vendors and contractors; risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products; ElectraMeccanica’s and the combined company’s compliance with, and changes to, applicable laws and regulations; ElectraMeccanica’s and the combined company’s limited operating history; the combined company’s ability to manage growth; the combined company’s ability to obtain additional financing when and if needed; the combined company’s ability to expand product offerings; the combined company’s ability to compete with others in its industry; the combined company’s ability to protect our intellectual property; ElectraMeccanica’s and the combined company’s ability to list the common stock of the combined company on Nasdaq; ElectraMeccanica’s and the combined company’s ability to defend against legal proceedings; the combined company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors; the ability to successfully integrate the businesses of ElectraMeccanica and Tevva after the completion of the proposed transaction; the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all; the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction; the risk that the public assigns a lower value to the combined company than the value used in negotiating the terms of the proposed transaction; the risk that the proposed transaction may not be accretive to ElectraMeccanica’s shareholders; and other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, and its subsequent SEC filings. Investors are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Tevva and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law. Additional Information and Where to Find It In connection with the proposed merger, ElectraMeccanica intends to file with the SEC a preliminary and definitive proxy statement and management information circular (the “Circulars”) relating to the proposed transaction and other relevant documents. The definitive Circular will be mailed to ElectraMeccanica’s shareholders as of a record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE CIRCULARS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE CIRCULARS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRAMECANNICA, TEVVA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s website at www.sec.gov, on the Canadian Securities Administrators website at www.sedar.com, on ElectraMeccanica’s website at https://ir.emvauto.com/ or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com. Participants in the Solicitation ElectraMeccanica and its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive Circulars (when available). Additional information regarding such directors and executive officers is included in ElectraMeccanica’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of ElectraMeccanica’s shareholders in connection with the proposed transaction and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive Circulars (when available). These documents will be available free of charge as described in the preceding paragraph.

Our intention is to become a Market Leader in Zero-Emission Commercial Vehicles.… 3 Proposed merger combines ElectraMeccanica’s ingenuity and Tevva’s proprietary technology with an aim to address decarbonization in the medium- and heavy-duty truck segment (which accounts for ~22% of the Transportation industry’s CO2 emissions) We do technology because it matters and makes a difference to humanity We provide ingenious electric mobility solutions for a world in need Two Mission Statements… Well Aligned

4 PROPOSED TRANSACTION OVERVIEW

Tevva and ElectraMeccanica Have Proposed a Business Combination

Tevva and ElectraMeccanica have proposed a business combination which is intended to accelerate Tevva's growth in the UK and Europe and speed its entry into the highly attractive U.S. market

TEVVA	+	ELECTRA MECCANICA	=	TEVVA, INC.
Developer and manufacturer of zero emission medium- and heavy-duty commercial vehicles		North American designer and assembler of electric vehicles		Uniquely positioned to deliver the next generation of zero emission medium- and heavy-duty trucks across the UK, Europe and U.S.
Focused on the Electric Medium- and Heavy-Duty Commercial Vehicle Industry		Accomplished Leadership Team with Deep Automotive Experience		Accelerated Expansion in the Electric Medium- and Heavy-Duty Commercial Vehicle Industry Which is Growing Rapidly
Leading Proprietary Electric Truck Technology		Newly Commissioned EV-Ready Manufacturing Facility in Arizona		345,000 sqft of In-Market Manufacturing Capabilities for the UK, Europe and the US
Recently Commenced Deliveries Supported by Strong Customer Interest		Significant Cash Balance Supported by Cost Discipline		Targeting $1.3 – 1.5bn of Revenue and 'Mid-Teens' EBITDA Margin in 2028E
300,000+ miles of Real World Fleet Operating Experience[1]		Established Corporate Infrastructure and Best Practices		$70 - 80mm in Cash Anticipated at Close[2]

1. Total cumulative operating experience using Tevva technology by fleet operators in the UK.
2. Pro forma company also expected to have approximately $26mm of debt at close.

TEVVA ELECTRA MECCANICA 5

Proposed Transaction Summary 6 1. All officers and directors of ElectraMeccanica support the transaction and have entered into support and voting agreements for all of their shares, including EMV’s founder and largest shareholder. This cumulatively represents approximately 7.89% of EMV’s outstanding shares. In addition, the aforementioned EMV shareholders and key shareholders of Tevva (representing 49% of Tevva’s current shares outstanding), have entered into lock-up agreements in connection with the proposed transaction ▪ Proposed all-stock merger of Tevva and ElectraMeccanica ▪ Tevva shareholders will own 76.5% and ElectraMeccanica shareholders will own 23.5% of the combined company on a fully diluted basis ▪ The proposed transaction is supported by key executives and board members of both companies and key shareholders have entered into lock-up agreements(1) TRANSACTION STRUCTURE ▪ Combined company is expected to be a Delaware corporation and renamed Tevva, Inc. ▪ Shares expected to trade on the Nasdaq under ticker TVVA post-closing COMPANY NAME ▪ $70 - 80 million of cash anticipated at close, with debt of approximately $26 million ▪ 2028E target: $1.3 – 1.5 billion of revenue and a ‘mid-teens’ EBITDA margin ▪ Proposed combination expected to accelerate Tevva’s growth in the UK and Europe and its entry into the highly attractive U.S. market by leveraging ElectraMeccanica’s U.S. expertise, state-of-the-art U.S. manufacturing facility and capital ▪ Transaction expected to deliver $5 million in run-rate annual cost synergies by year-end 2024 FINANCIALS ▪ The proposed transaction is expected to close in Q4 2023 ▪ Subject to shareholder approval and other customary closing conditions APPROVALS AND CLOSING

Board of Directors with Global Mobility and Technology Experience



David Roberts

Director of Tevva

Anticipated Incoming Executive Chairman

- Joined Tevva in 2020 as a Director and Executive Chairman
- A recognized expert in the industrial, transportation, and clean energy sectors
- Previously held executive positions with Chrysler and Aston Martin Lagonda
- Currently serves as Chairman of TAE Technologies (Commercial Fusion Developer), Evtec Group (Automotive Supply Chain Company) and EVera Recruitment (Search Firm for Battery & EV Companies)



Susan Docherty

Anticipated Incoming Chief Executive Officer

- Joined ElectraMeccanica in 2022 as CEO
- Brings over 40 years of international senior leadership experience including 30 years at General Motors
- Previous roles at GM included President & Managing Director of Chevrolet/Cadillac Europe, Vice President of International Operations, Sales, Marketing, and Aftersales in China, and Vice President of U.S. Sales, Service, and Marketing
- Currently serves as an Independent Director of The Brink's Company

Other Proposed Board Members



Laura Brown
Independent Director



Luisa Ingargiola
Independent Director



Dietmar Ostermann
Independent Director



Ian Harnett
Independent Director



Mike Richardson
Independent Director



David Morris
Independent Director

+1 Other Director to be Announced

7

8 INVESTMENT HIGHLIGHTS

Tevva has Leading Proprietary Electric Truck Technology and Recently Commenced Deliveries to Fleet Customers


TEVVA

Tevva makes **medium-duty electric trucks**, the "workhorses" that make short-to-medium haul delivery a reality for hundreds of millions of people and businesses

This is a large segment of a massive worldwide market that is **under-electrified**, but where **demand for EVs is strong** due to government incentives and large-fleet operators that need to improve emissions performance

PROVEN AND TESTED TECHNOLOGIES

Design Maps to Fleet Purchase Criteria

- Lower total cost of ownership
- Higher efficiency

Proprietary Software / Firmware Suite

- Operating system
- Embedded controls
- Telematics

300,000+ Miles

tested by leading last-mile publicly-traded delivery companies

FULLY COMMERCIALIZED PRODUCT

Tevva's 7.5t battery electric vehicle ("BEV") trucks are being delivered to UK customers TODAY

Q2 2023 — **First customer delivery of Tevva 7.5t BEV**

LARGE AND GROWING MARKET

$279bn — **Global medium- and heavy-duty truck sales in need of disruption and decarbonization(1)**

$67bn — **Expected EU and NA medium- and heavy-duty zero-emission vehicle ("ZEV") sales in 2030(2)**

+68% — **Expected annual growth rate in medium- and heavy-duty ZEV unit sales from 2021 to 2030(2)**

1. Estimated sales in 2021, per EY-Parthenon estimates
2. 2030E figures per Morgan Stanley equity research estimates

TEVVA ELECTRA MECCANICA 9

Tevva Investment Highlights

1. **Proposed combination with EMV expected to accelerate Tevva's expansion in the electric medium- and heavy-duty commercial vehicle industry which is growing rapidly and expected to reach $67bn in 2030**
   Supported by 300,000+ miles of testing and on-road operating experience in real-world conditions by demanding fleet operators
2. **Leading proprietary electric truck technology**
   Developed unique and purpose built commercial-grade electric battery systems, supported by proprietary truck operating systems, telematics and fleet management software
3. **Deliveries and revenue generation underway and supported by strong customer interest**
   Strong interest from fleet operators to adopt Tevva's zero emission commercial vehicles to meet carbon-neutral goals
4. **Accelerates Tevva's growth in the UK / Europe and its entry into the attractive U.S. market**
   Leverages ElectraMeccanica's U.S. expertise, state-of-the-art U.S. manufacturing facility and capital
5. **Robust in-market manufacturing capability for the UK, Europe and the U.S.**
   Agile and scalable manufacturing model supports strong unit economics
6. **Substantial growth potential**
   Targeting $1.3 - 1.5 billion of revenue and 'mid-teens' EBITDA margin in 2028E
7. **Highly experienced management team and Board of Directors**
   Dynamic roster of Executives and Directors with backgrounds across automotive, EV and technology

TEVVA ELECTRA MECCANICA 10

TEVVA

Large Market Opportunity in Medium- and Heavy-Duty Vehicles…

1

Tevva is well positioned to accelerate its expansion in the electric medium- and heavy-duty truck market

Large Global Addressable TAM in Medium- and Heavy-Duty Vehicles (ICE + ZEV)


1
North America
$48bn-$62bn
~540k units
2
Europe
$41bn-$55bn
~430k units
Asia-Pacific
$123bn-$151bn
~2.1m units
South America
$11bn
~150k units

Global Annual Sales of Medium- and Heavy-Duty Trucks
$223bn - $279bn
~3m units

1 Tevva Near-Term Focus (UK & Europe)
$41bn - $55bn
~430k units

2 Tevva 2025 Focus (North America)
$48bn - $62bn
~540k units

Source: 2021A figures based on IEA and EY-Parthenon estimates
Note: All dollar and unit figures include ICE + ZEV vehicles. Historical figures from 2021.

TEVVA ELECTRA MECCANICA | 11

2,100 50,000 219,000 ….with Strong Tailwinds Supporting ZEV Adoption 12 Source: Morgan Stanley Equity Research, Statista 1. Includes both BEV and FCEV (Fuel Cell Electric Vehicle - hydrogen) 2. Excludes replacements for existing medium- and heavy-duty parc Projected Medium- and Heavy-Duty ZEV(1) Truck Sales Outlook (North America and Europe) Powerful Market Forces are Accelerating the Transition to Zero Emission Commercial Vehicles Government Incentives 2021A 2025E 2030E +68% CAGR Annual Sales in Units(2) $5bn $16bn $67bn Annual Sales in US$ 2021A 2025E 2030E 1 +33% CAGR Competitive Total Cost of Ownership (“TCO”) Metrics Advanced EV Technology ESG Mission

PURE BEV Tevva is Uniquely Positioned to Decarbonize Commercial Vehicles 13 Tevva Today Tevva Tomorrow ▪ First-mover in Europe with WVTA(1) for 7.5t BEV ▪ Volume production ready enabling deliveries to customers ▪ Addresses current market needs ▪ Future-ready with both a 7.5t BEV and 19t REX with a proprietary dual-energy solution ▪ “Hydrogen ready” today with developed and tested range extender technology ▪ REX offers improved vehicle performance (range, payload and energy efficiency) for larger commercial vehicles 7.5t Battery Electric Vehicle (“BEV”) DUAL ENERGY MIX 19t BEV with Hydrogen Range Extender (“REX”)(2) PURE BEV 1. WVTA = Whole Vehicle Type Approval 2. REX image is illustrative. The concept was previewed at IAA 2022. + 7.5t BEV +

Expanding Portfolio of Zero Emission Commercial Vehicles

Transitioning customers across weight classes for a multitude of different use cases

	Battery Electric	Battery Electric with Dual Energy Range Extender (REX)
		 PROTOTYPE
	7.5t BEV	19t REX[2]
Class	5	8 (Regional)
Commercial Availability	Delivered to UK Customers (2023)	2026E
U.S. Market Entry	2025E	2027E
Range[1]	Up to 180km	Up to 435km
Hydrogen Range Extender	--	✓
Payload[1]	≤3,000kg	≤12,300kg
Potential Use Cases	▪ Short-to-medium routes ▪ Ambient temperature	▪ Longer haul routes ▪ Refrigerated cargo

Benefits of a Dual-Energy Portfolio

- ✓ 'Future-ready' and technology-agnostic between BEV and hydrogen technologies
- ✓ Reduced reliance on pure electricity de-risks pathway to decarbonizing larger commercial vehicles
- ✓ Ability to serve multiple use-cases and industries
- ✓ Ability to offer specialized cargo option without sacrificing range and payload
- ✓ Ability to introduce products in stages

1. Expected range and performance metrics
2. 19t REX concept previewed at IAA 2022

14

TEVVA

Cutting Edge and Proprietary Technologies for the Future

2

Revolutionary dual energy approach augmented by purpose-built technologies to improve electric fleet performance

Proprietary Dual-Energy Truck Platform


BEV WITH HYDROGEN RANGE
EXTENDER ("REX") SYSTEM
SECONDARY ENERGY
E-MOTOR
ELECTRONIC
BRAKING SYSTEM
BATTERIES & BATTERY
MANAGEMENT SYSTEM
PRIMARY ENERGY
PROPERIETARY
EMBEDDED
OPERATING
SYSTEM
PREDICTIVE
RANGE
EXTENDER
MANAGEMENT
SYSTEM
("PREMS")

Proprietary Software / Firmware Suite

- **PREMS:** Cloud-hosted software uses live data (weather, traffic, route, etc.) to assist drivers and optimize usage of battery vs. hydrogen to improve vehicle performance
- Fleet management and diagnostic analysis software with over-the-air updates enabled by built-in autonomous control telematics systems

Key Technology Partners / Suppliers

Chassis	E-Motor & E-Brakes	Battery Cell	H_2 Fuel Cell	Strategic Partner
IVECO	Advanced Electric Machines; ZF	CALB; EVE	LOOP; BOC A Linde company	BHARAT FORGE KALYANI

Opportunities for Continuous Technological Innovation

- ✓ **Proprietary fleet telematics and driver app** to support truck monitoring and driver performance
- ✓ **Enhanced AI engine for PREMS** to further optimize use of hydrogen and battery energy sources
- ✓ **Battery upgrade and battery management system updates** to improve vehicle range
- ✓ **E-Motor upgrade** leading to improved driving performance
- ✓ Implementation of **advanced driver assistance system** (ADAS)
- ✓ **Expand proprietary commercial vehicle operating system** and other software to other OEMs via recurring revenue (SaaS) model
- ✓ **Leverage existing datasets** to enhance predictive capabilities and improve customer fleet operations

TEVVA | ELECTRAMECCANICA | 15

Tevva’s Positioning in the Commercial Vehicle Industry CLASS 8 REGIONAL (19t) CLASS 3 CLASS 4 CLASS 5 (7.5t) CLASS 7 (12-16t) CLASS 8 LONGHAUL 16 CLASS 2 2 PROTOTYPE Light-Duty Medium-Duty Heavy-Duty

Tevva is differentiated vs. competitors based on its future-ready, dual-energy offering Tevva’s Technology is Differentiated Relative to Peers PURE BATTERY ELECTRIC PURE HYDROGEN BEV 17 2 REX DUAL-ENERGY SOLUTION

Growing and diversified customer base across industries and geographies supported by real-world validation Strong Customer Traction 18 3 Representative Target Industries Postal & Courier Food & Beverage Utilities Logistics Construction & Infrastructure Government Potential Customers 100+ ACTIVE CUSTOMER DISCUSSIONS GLOBALLY 50,000+ Vehicle eCommerce Fleet 6,000+ Vehicle Postal Service Fleet 2,000+ Vehicle Global Logistics and Transport Fleet Leading UK Logistics Group 16+ SIGNED DEVELOPMENT PARTNERS 20+ NEAR TERM POTENTIAL CUSTOMERS(1) 1. Defined as a commitment to production slots for Tevva vehicles

Customer Case Study: Real-World Data and Validation

3

- Significant learnings from Tevva's partnership with one of the largest global third-party logistics companies
- 300,000+ miles of on-road data from trucks utilizing Tevva technologies

Technology Validation from Partnership

- 15 trucks retrofitted with Tevva technology[(1)] on the road in the United Kingdom since 2019
- Over 300,000+ miles of data collected to date
- Learnings from data capture via on-board telematics and ongoing maintenance & servicing
- Real-world data have informed product development of latest generation trucks


E-MOTOR
ELECTRONIC BRAKING SYSTEM
1
2
3
BATTERIES & BATTERY MANAGEMENT SYSTEM
PRIMARY ENERGY
To launch higher efficiency battery with enhanced chemistry in 2024E

EMBEDDED OPERATING SYSTEM & CONTROLS

PREDICTIVE RANGE EXTENDER MANAGEMENT SYSTEM (PREMS)

1. POWER MANAGEMENT
2. BATTERY & BATTERY MANAGEMENT SYSTEM
3. SOFTWARE AND CONTROL SYSTEMS

Access to Fleet Analytics & Reports


Fleet Dashboard
3 VCU: Vehicle communications unit enabling autonomous control telematics systems for fleet management and diagnostic analysis with over-the-air software updates
Fleet Status & Battery Life

Live Fleet Locations

1. 7.5t BEV trucks with an ICE range extender

TEVVA ELECTRA MECCANICA 19

TEVVA

De-Risked Model with All Current Development Milestones Completed

3

PRODUCT DEVELOPMENT 2021	INDUSTRIALIZATION 2022	COMMERCIALIZATION 2023 - 2024E	EXPANSION (2024E+)
✓	✓	*Customer Deliveries and Revenue Generation Underway*	*Ramping Growth and U.S. Expansion*

STRATEGIC OBJECTIVES

PRODUCT DEVELOPMENT 2021	INDUSTRIALIZATION 2022	COMMERCIALIZATION 2023 - 2024E	EXPANSION (2024E+)
▪ Design and develop mass volume 7.5t battery electric truck product at record speed, informed by customer / technical real-world data	▪ Complete homologation for 7.5t battery electric truck platform ▪ Design and install UK production line for scale assembly	▪ Deliver 7.5t BEV to UK customers ▪ Deliver 7.5t BEV to Europe ▪ Accelerate sales in the UK and Europe	▪ Significant revenue growth and achieve scale ▪ U.S. market entry (starting with 7.5t BEV trials in 2025E) ▪ 19t REX launch (2026E globally) ▪ BEV product enhancements to be launched from 2024E

KEY MILESTONES

PRODUCT DEVELOPMENT 2021	INDUSTRIALIZATION 2022	COMMERCIALIZATION 2023 - 2024E	EXPANSION (2024E+)
✓ Completed 7.5t BEV concept phase ✓ 7.5t BEV prototypes built and tested ✓ First customer signed (May 2021)	✓ 7.5t BEV prototypes built, tested and validated ✓ REX prototypes built and tested ✓ Start of production at UK facility ✓ Key commercial agreements signed	✓ European WVTA obtained, enabling first mover advantage for 7.5t BEV ✓ Customer deliveries of 7.5t BEV commenced in Q2-23 in the UK ✓ Revenue generation underway	❑ Strategic combination to accelerate expansion and US market entry ❑ Deliveries of 19t REX (2026E) ❑ Production at U.S. facility (2025-2026E) ❑ EBITDA-positive across all regions (2027E) ❑ $1.3 – 1.5bn of revenue targeted for 2028E

TEVVA ELECTRA MECCANICA 20

Robust engineering and product development processes conducted over the last eight years to deliver a highly reliable battery electric commercial vehicle product Vehicle Milestones Over Time 21 3 2015 Generation One 2021 Generation Three: 7.5t BEV 2023 Customer Delivery: 7.5t BEV 2019 Customer Technology Validation 2022 Generation Three: 7.5t REX (Prototype)

TEVVA

Market Expansion Strategy

4

Entry into the United States expected to nearly double Tevva's addressable market

United Kingdom

April 2023	2026E
First 7.5t BEV Deliveries	Planned Launch of 19t REX Vehicle

Tevva is uniquely positioned to serve fleet customers in the UK, its core focus market, with a first mover advantage and deep customer relationships

- Initial customer deliveries of the 7.5t BEV in 2023 expected to convert further rounds of deliveries
- Focused on expanding the customer pipeline
- Secured government plug-in truck grant eligibility for Tevva's 7.5t BEV (UK fleet customers will benefit from a £16,000 price discount)


Tilbury

Europe

2024E	2026E
First 7.5t BEV Deliveries	Planned Launch of 19t REX Vehicle

Disciplined approach to expansion in select European markets

- European Whole Vehicle Type Approval (WVTA) obtained to sell latest 7.5t battery electric truck in mass volume
- Initial customer deliveries of the 7.5t BEV expected to commence in 2024E
- Focused on select countries – Italy, Spain, France, Germany



United States

2025E	2026E
First 7.5t BEV Deliveries (Fleet Trials)	Deliveries of First US-made Vehicles

Acceleration of U.S. market entry, supported by the capital, management team and assets of ElectraMecccanica

- Largest market for medium- and heavy-duty commercial vehicles[(1)]
- **2025E:** Initial U.S. customer vehicle trials utilizing vehicles built and shipped from the UK
- **2025E/2026E:** In-market manufacturing in Mesa, AZ (process to localize supply chain underway)
- In-market sales focus on U.S. regions with high EV adoption and fleet electrification trajectories
- Plans to target U.S. divisions of UK/European companies



1. Excluding Asia-Pacific

TEVVA ELECTRA MECCANICA 22

European Manufacturing Facility | Tilbury, UK U.S. Manufacturing Facility | Mesa, Arizona ▪ Agile and scalable manufacturing approach ▪ Existing active manufacturing facility in the UK and a de-risked US market entry via ElectraMeccanica’s U.S. facility ‘Build Where you Sell’ Manufacturing Footprint 23 ▪ 110,000 sqft manufacturing facility established in 2022 and serving the UK and European market ▪ Estimated production capacity of approximately 3,500 vehicles per annum ▪ Actively producing vehicles for customer delivery ▪ 235,000 sqft facility ready to serve the U.S. market for EV production (commissioned in Dec. 2022) ▪ $10mm of estimated capex to fit out facility for truck production ▪ Expected to commence production in late 2025/2026E Production Commenced in 2023 Newly Commissioned and Ready for Fit Out 5 ✓ Localized supply chain & labor ✓ Lower cost production ✓ Flexible and agile ✓ Low capex requirement

Select Financial Targets (2028E) Substantial Growth Potential for Combined Company 24 6 1. Excludes aftersales and other planned revenue streams (ex. SaaS) 2. Based on combined company’s revenue target in 2028E and an estimated $48bn of sales of ZEV medium- and heavy-duty trucks in 2028E (per equity research estimates)

Concluding Remarks 25 Intended to be a market leader in zero-emission commercial vehicles Leading proprietary electric truck technology Deliveries and revenue generation underway and supported by strong customer interest Accelerates Tevva’s growth in the UK / Europe and its entry into the attractive U.S. market Robust in-market manufacturing capability for the UK, Europe and the U.S. Substantial growth potential Highly experienced management team and board of directors The New Tevva Contact Us Investor Information ir@emvauto.com Shareholder Questions Laurel Hill Advisory Group (Canada) 1-877-452-7184 (toll-free in North America) 1-416-304-0211 (outside of North America) assistance@laurelhill.com Mackenzie Partners (United States) 1-800-322-2885 (toll-free in North America) 1-212-929-5500 (outside of North America) proxy@mackenziepartners.com

Screenshots of Electrameccanica’s Microsite for the Proposed Transaction

ELECTRA + T :::::V V Ĳ - " About Market MECCANICA Tevva is a Pioneer in Zero - Emission Medium - and Heavy - Duty Commercial Vehicles Technology Leadership 300,000 miles tested with leading publicly traded delivery companies

01 Three Reasons to Support Our Proposed Merger Accelerates Ability to Commercialize Electrification of Key Segment of Trucking Market Tevva brings a substantial first - mover advantage, as an early pioneer in a rapidly electrifying industry. With ElectraMeccanica's platform, team, and assets, The combined company is expected to accelerate the commercialization of critical products in under - penetrated markets: electrified medium - and heavy - duty trucks. LEARN MORE

•Cloud - hosted software uses live data (weather, traffic, route, etc ) to assist drivers and optimize usage of battery vs. hydrogen to improve vehicle performance Opportunities for Continued Innovation • Fleet management and diagnostic analysis software with over - the - air updates enabled by built - in autonomous control telematics systems. Great Products Ready Now 7.St/Class 5 Battery Electric Vehicles (BEV) being delivered to UK customers now. • Proprietary fleet telematics and driver app • Advanced driver assistance system • Enhanced Al engine for Predictive Range Extender Management System Scale high margin / recurring revenue product Battery upgrade with enhanced chemistry • Leverage 'Big Data' concepts • E - Motor upgrade

Infographic Available on ElectraMeccanica’s Microsite for the Proposed Transaction

Electric Medium- and Heavy-Duty Trucks: A Critical Segment of a Growing Market


TEVVA

Tevva makes medium- and heavy-duty electric trucks - the "workhorses" that make last-mile delivery a reality for hundreds of millions of people and businesses.

This is a large segment of a massive worldwide market that is under- electrified, but where demand for EVs is strong due to government incentives and large-fleet operators that need to improve emissions metrics.

Tevva HAS...

GREAT TECH | *Tested*

Design Maps to Fleet Purchase Criteria

- Lower Total Cost of Ownership
- Higher Efficiency

Proprietary Software/ Firmware Suite

- Truck Operating System
- Embedded Controls
- Telematics & Fleet Management

7.5t BEV


E-MOTOR
EMBEDDED OPERATING SYSTEM & CONTROLS
PREDICTIVE RANGE EXTENDER MANAGEMENT SYSTEM (PREMS)
ELECTRONIC BRAKING SYSTEM
BATTERIES & BATTERY MANAGEMENT SYSTEM
PRIMARY ENERGY

19t BEV + Hydrogen Range Extender ("REX")


HYDROGEN RANGE EXTENDER ("REX") SYSTEM
SECONDARY ENERGY
EMBEDDED OPERATING SYSTEM & CONTROLS
E-MOTOR
PREDICTIVE RANGE EXTENDER MANAGEMENT SYSTEM (PREMS)
ELECTRONIC BRAKING SYSTEM
BATTERIES & BATTERY MANAGEMENT SYSTEM
PRIMARY ENERGY

300,000 Miles[1] Tested by leading publicly-traded delivery companies

GREAT PRODUCTS | *Ready Now in the UK, followed by Europe and Expected to Enter Highly Lucrative U.S. Market in Late 2025*


TEVVA

7.5t/Class 5 Battery Electric Vehicles being delivered to first customers

Benefits vs. Diesel Trucks

- Lower Maintenance
- Lower Energy Costs
- Higher Subsidies
- Lower Driver Fatigue



A GREAT MARKET | *Strong Demand*

$275B[2]
Global Market
In need of disruption and decarbonization

+68%[3]
Projected CAGR
Medium/Heavy-Duty Commercial EV Truck Unit Sales 2021-2030

13%
Adoption Rate
for BEV trucks in urban areas (joint BCG/IHS Markit study)

Significant commercial EV incentives available Via Inflation Reduction Act (US); Road to Zero Strategy (UK); Clean Mobility Package (EU/Germany)

[1] Tested with one of the world's largest logistics providers
[2] Global annual sales of medium / heavy-duty trucks (ICE + ZEV - 2021); based on EY Parthenon report
[3] Based on Morgan Stanley equity research estimates
[4] Tevva research suggests that Battery Electric Commercial Vehicles have up to 1% total cost of ownership advantage over similar diesel powered vehicles
[5] US: Inflation Reduction Act; UK: Road to Zero Strategy; EU/Germany: Clean Mobility Package

+ US/UK Production Capacity SYNERGIES 23.5% ElectraMeccanica Shareholder Ownership 76.5% Tevva Shareholder Ownership The combined company will be headquartered in Mesa, AZ, and listed on the US NASDAQ (Ticker: TVVA) exchange Tevva & ElectraMeccanica: A Powerful Combination Over 300,000 Square Feet of State-of-the-Art Facilities OUTSTANDING LEADERSHIP NEAR- AND LONG-TERM COMMERCIAL POTENTIAL Anticipated Chief Executive Officer Susan E. Docherty Ms. Docherty has over four decades of senior leadership experience, including 30 years of international automotive experience at General Motors (GM) where she launched the game-changing Chevrolet Electric Volt that won European Car of the Year in 2012. Anticipated Executive Chairman David Roberts Mr. Roberts has served as Director of Tevva for three years and is a recognized expert in the industrial, transportation and clean energy sectors. He previously held executive positions with Chrysler and Aston Martin Lagonda. Laura Brown David Morris Mesa, AZ, USA Tilbury, UK 235,000 Square Feet 110,000 Square Feet The combined company is expected to benefit from the acceleration of Tevva’s U.S. market entry, supported by the complementary platform, team, and assets of ElectraMeccanica, in addition to long-term reductions in material costs. The transaction is also expected to deliver approximately $5 million7 in run-rate annual cost savings by year-end 2024. 6Concept previewed at IAA 2022 7Based on Project Lightning Financial Forecast; figures converted to USD at 1.2836 GBPUSD PROJECTED BUSINESS MODEL AND TIMELINE: HIGHLIGHTS Deliveries of 7.5t BEV to UK customers begins Provide test fleet of 7.5t BEV to US customer Production of 7.5 ton BEV starts in US6 Ramp up of 7.5t BEV volumes in US. 19 ton Hydrogen range-extender truck launch in US 2023 2024 2025 2026 2027 2028 Estimated total revenues: $1.3 - $1.5 billion, EBITDA target of mid-teens POTENTIAL BOARD MEMBERS: Ian Harnett Luisa Ingargiola Mike Richardson Dietmar Ostermann Ramp up 19t hydrogen range-extender truck volume in US. Expand volume in EU for both product lines 19t Hydrogen range-extender (REX) truck launch in UK and EU Ramp up volume in UK. Start 7.5t BEV sales and commercial operations in EU 19t Hydrogen range-extender (REX) production model truck launch in UK and EU Production of 7.5 ton BEV starts in US6

Additional Information and Where to Find It

In connection with the proposed merger, ElectraMeccanica intends to file with the SEC a preliminary and definitive proxy statement and management information circular (the “Circulars”) relating to the proposed transaction and other relevant documents. The definitive Circular will be mailed to ElectraMeccanica’s shareholders as of a record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE CIRCULARS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE CIRCULARS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRAMECCANICA, TEVVA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s website at www.sec.gov, on the Canadian Securities Administrators website at www.sedar.com, on ElectraMeccanica’s website at https://ir.emvauto.com/ or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com.

Participants in the Solicitation

ElectraMeccanica and its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive Circulars (when available). Additional information regarding such directors and executive officers is included in ElectraMeccanica’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of ElectraMeccanica’s shareholders in connection with the proposed transaction and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive Circulars (when available).

These documents will be available free of charge as described in the preceding paragraph.

Safe Harbor Statement

This document includes “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Tevva, such as statements regarding the combined operations and prospects of ElectraMeccanica and Tevva, the current and projected market, growth opportunities and synergies for the combined company, geographic expansion plans, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Tevva and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

●	the ability of the combined company to further penetrate the U.K. and EU markets, and start operations in the U.S. market with Tevva’s commercial vehicles without having any prior experience selling Tevva’s vehicles in the U.S. market;
●	the total addressable market of ElectraMeccanica, Tevva and of the combined business;
●	general economic conditions in the markets where ElectraMeccanica and Tevva operate and where the combined company will operate;
●	the expected timing of regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Tevva and of the combined company and product launches of such businesses and companies;

●	non-performance of third-party vendors and contractors;
●	risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;
●	ElectraMeccanica’s and the combined company’s compliance with, and changes to, applicable laws and regulations;
●	ElectraMeccanica’s and the combined company’s limited operating history;
●	the combined company’s ability to manage growth;
●	the combined company’s ability to obtain additional financing;
●	the combined company’s ability to expand product offerings;
●	the combined company’s ability to compete with others in its industry;
●	the combined company’s ability to protect our intellectual property;
●	ElectraMeccanica’s and the combined company’s ability to list the common stock of the combined company on Nasdaq;
●	ElectraMeccanica’s and the combined company’s ability to defend against legal proceedings;
●	the combined company’s success in retaining or recruiting, or changes required in, our Officers, key employees or Directors;
●	the ability to successfully integrate the businesses of ElectraMeccanica and Tevva after the completion of the proposed transaction;
●	the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;
●	the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;
●	the risk that if the proposed transaction does not close that Tevva is unable to repay the $6 million credit facility provided by ElectraMeccanica;
●	the risk that the proposed transaction may not be accretive to ElectraMeccanica’s shareholders; and
●	other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, and its subsequent SEC filings.

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Tevva and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.